CRESTED CORP.

                     MINERALS PLAZA, GLEN L. LARSEN BUILDING
                               877 NORTH 8TH WEST
                             RIVERTON, WYOMING 82501

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 7, 2001


TO THE SHAREHOLDERS OF CRESTED CORP:

         PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of Crested Corp., a Colorado corporation (the "Company" or "Crested"), will be held at the Company's offices at 877 North 8th West, Riverton, Wyoming 82501, on Friday, December 7, 2001 at 11:00 a.m., local time, or at any adjournments thereof, for the purpose of acting upon:

     1. The election of five directors to serve until the next annual meeting of shareholders, and until their successors have been duly elected or appointed and qualified; and

     2.  Such other business as may properly come before such meeting.

     Only shareholders of record at the close of business on October 5, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The Company's transfer books will not be closed for the Meeting.

     A list of shareholders entitled to vote at the Meeting will be available for inspection by any record shareholder at the Company's principal executive offices in Riverton, Wyoming. The inspection period will begin no later than ten days before the Meeting.

                                            By Order of the Board of Directors


                                            DANIEL P. SVILAR, Secretary

     Please date, sign and return your Proxy so that your shares may be voted as you wish, and to assure quorum. The prompt return of your signed Proxy, regardless of the number of shares you hold, will aid the Company in reducing the expense of additional Proxy solicitation. The giving of such Proxy does not affect your right to vote in person should you attend the Meeting.

                             YOUR VOTE IS IMPORTANT

Dated: October 5, 2001

                                  CRESTED CORP.

                     MINERALS PLAZA, GLEN L. LARSEN BUILDING
                               877 NORTH 8TH WEST
                             RIVERTON, WYOMING 82501

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, DECEMBER 7, 2001

     The enclosed Proxy is solicited by the Board of Directors (the "Board") of Crested Corp. (the "Company" or "Crested") for use at the Annual Meeting of Shareholders to be held at 11:00 a.m. local time on Friday, December 7, 2001. It is expected that the Notice of Meeting, Proxy Statement and Proxy will be mailed to record shareholders on or after October 10, 2001.

                              REVOCABILITY OF PROXY

     The Proxy may be revoked at any time, to the extent it has not been exercised, by: (i) written revocation; (ii) executing a later-dated Proxy and delivering it to the Company; (iii) requesting (in writing) a return of the Proxy; or (iv) the shareholder voting in person at the Meeting.

                                 VOTING OF PROXY

         If the enclosed Proxy is executed and returned, it will be voted as indicated by the shareholder on the proposals. Unless otherwise instructed to the contrary in the Proxy, the appointees named in the Proxy will:

     1.  VOTE FOR the five management nominees to the Board; and

     2. VOTE in accordance with their best judgment on any other matters that may properly come before the Meeting.

     As of the date of the Notice of Meeting and Proxy Statement, management of the Company has no knowledge of any other matters that may be brought before the Meeting.

                                  SOLICITATION

     The costs of preparing, assembling and mailing the Notice of Meeting, Proxy Statement, Proxy (collectively the "Proxy Materials"), as well as solicitation of the Proxies and miscellaneous costs with respect to the same, will be paid by the Company. The solicitation is to be made by use of the mails. The Company may also use the services of its directors, officers, and employees of the Company's parent U.S. Energy Corp. ("USE") to solicit Proxies, personally or by telephone and telegraph, but at no additional salary or compensation. The Board does not intend to use specially engaged employees or paid solicitors, although it reserves the right to do so.

     The Company intends to request banks, brokerage houses and other such custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold shares and request authority for the execution of the Proxies. The Company will reimburse the nominee holders for reasonable out-of-pocket expenses incurred by them in so doing.

REQUIREMENT AND DEADLINES FOR SHAREHOLDERS TO SUBMIT PROXY PROPOSALS

     Generally, we will hold the annual meeting on the first Friday of each December. Under the rules of the SEC, if a shareholder wants to include a proposal (a nomination for election as director or an item of business to be considered) in our proxy statement for presentation to shareholders at our 2002 Annual Meeting of Shareholders, we will have to receive the written proposal at least 60 days in advance of the meeting date (October 7, 2002 for next year's meeting), at Crested Corp., 877 North 8th West, Riverton, Wyoming 82501,
Attention: Mr. Svilar, Secretary.

     For a special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting.

     If we do not receive notice by that date, or if we meet other requirements of the Securities and Exchange Commission ("SEC") rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

     If a shareholder wants to nominate someone to the board of directors, the nomination must contain the following information about the nominee:

     *  name and age;
     *  business and residence addresses;
     *  principal occupation or employment;
     *  the number of shares of common stock held by the nominee;
     * the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such nominee as a director;
     *  a signed consent of the nominee to serve as a director, if elected.

      A notice of a proposed item of business must include:

     * a brief description of the substance of, and the reasons for conducting, such business at the annual meeting;
     *  the shareholder's name and address;
     * the number of shares of common stock held by the shareholder (with supporting documentation where appropriate); and
     *  any material interest of the shareholder in such business.

CORPORATE GOVERNANCE, AUDIT COMMITTEE REPORT AND COMPENSATION COMMITTEE

     MEETINGS OF THE BOARD. The board of directors, which held three formal meetings during fiscal 2001, has primary responsibility for directing management of the business. The board currently consists of five members, each of whom attended all meetings in 2001 The board conferred informally on several other occasions during the fiscal year. From time to time the directors also approve various matters by consent minutes without conducting formal meetings.

     AUDIT COMMITTEE. To provide effective direction and review of fiscal matters, the board has established an audit committee. Its members are John L. Larsen, Michael D. Zwickl and Kathleen R. Martin; Mr. Zwickl and Mrs. Martin are independent directors under criteria established by the National Association of Securities Dealers, Inc. The audit committee has the responsibility of reviewing our financial statements, exercising general oversight of the integrity and reliability of our accounting and financial reporting practices, and monitoring the effectiveness of our internal control systems. The audit committee also recommends selection of an auditing firm and exercises general oversight of the activities of our independent auditors, principal financial and accounting officers and employees and related matters.

     The audit committee has reviewed our financial statements for fiscal 2001 and discussed them with management. The committee also discussed with the independent audit firm the various matters required to be so discussed in SAS 63 (Codification of Statements on Auditing Standards, AU 380). The committee received the written disclosure and the letter from the independent audit firm as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), and the committee discussed with the audit firm their independence. Based on the foregoing, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K which was filed with the Securities and Exchange Commission in August 2001.

     EXECUTIVE COMMITTEE. The executive committee members are John L. Larsen, Daniel P. Svilar and Max T. Evans. This committee helps implement the board of directors' overall directives as necessary. This committee usually does not conduct formal meetings (none in fiscal 2001).

     MANAGEMENT COST APPORTIONMENT COMMITTEE, established by USE and Crested in 1982, reviews the apportionment of costs between USE and Crested. John L. Larsen, Max T. Evans and Robert Scott Lorimer are members of this committee.

                                VOTING SECURITIES

     Only holders of record of shares of the Company's $.001 par value common stock (the "Common Stock") at the close of business on Friday, October 5, 2001 will be entitled to vote at the Meeting. On the record date, there were 17,088,330 shares of Common Stock outstanding and entitled to vote. The Company has no other class of voting securities outstanding. Each share is entitled to one vote on all matters. A majority of the issued and outstanding shares of Common Stock, represented in person or by Proxy, constitutes a quorum at any shareholders' meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following is a list of all record holders who, as of October 5, 2001, beneficially owned more than five percent of the outstanding shares of Common Stock, as reported in filings with the Securities and Exchange Commission ("SEC"), or as otherwise known to the Company. Except as otherwise noted, each holder exercises the sole voting and dispositive powers over the shares listed opposite the holder's name. It should be noted that voting and dispositive powers over certain shares are shared by two or more of the listed holders. Such securities are reported opposite each holder having a shared interest therein.

                                           Amount and Nature of Beneficial Ownership
                           --------------------------------------------------------------------------------
                                  Voting Rights               Dispositive Rights
Name and address           --------------------------  ---------------------------             Total           Percent
of beneficial owner          Sole            Shared        Sole           Shared       Beneficial Ownership   of Class(1)
-------------------          ----            ------        ----           ------       --------------------   -----------

U.S. Energy Corp.(2)       12,030,848        -0-        12,030,848         -0-               12,030,848          70.3%
877 North 8th West
Riverton, WY 82501

John L. Larsen(3)              -0-         12,199,733       -0-          12,199,733          12,199,733          71.4%
201 Hill Street
Riverton, WY 82501

Harold F. Herron(4)             6,932      12,084,733        6,932       12,020,848          12,091,665          70.8%
3425 Riverside Road
Riverton, WY 82501

Keith G.  Larsen(5)            -0-         12,020,848       -0-          12,020,848          12,020,848          70.4%
4045 Valley Green Circle
Riverton, WY 82501

Don C. Anderson(5)             -0-         12,020,848       -0-          12,020,848          12,020,848          70.4%
P. O. Box 1556
Mesquite, NV  89024

Nick Bebout(5)                 -0-         12,020,848       -0-          12,020,848          12,020,848          70.4%
P. O. Box 112
Riverton, WY 82501

H. Russell Fraser(5)           -0-         12,020,848       -0-          12,020,848          12,020,848          70.4%
W Diamond X Ranch
3453 Southfork Road
Cody, WY 82414
--------

     (1) Percent of class is computed by dividing the number of shares beneficially owned plus any options held by the reporting person, by the number of shares outstanding plus the shares underlying options held by that person.

     (2) Consists of 12,020,848 shares directly held by USE over which sole voting and dispositive powers are exercised.

     (3) Consists of 12,020,848 Crested shares held by USE, 100,000 shares held by Sutter Gold Mining Company ("SGMC") 60,000 shares held by Plateau Resources Limited ("Plateau") and 3,885 shares held by Northwest Gold, Inc. ("NWG"), with respect to which shared voting and dispositive powers are exercised as a director with the other directors of those companies and 15 ,000 shares held by employees which are subject to forfeiture, over which Mr. Larsen exercises shared dispositive powers with the remaining Crested directors.

     (4) Consists of 6,932 directly held shares and Crested shares held by USE, Plateau, and NWG, with respect to which shared voting and dispositive powers are exercised as a USE, Plateau, and NWG director with the other directors of those companies.

     (5) Consists of 12,020,848 Crested shares held by USE over which the holder shares voting and dispositive powers with the other directors of USE.

                              ELECTION OF DIRECTORS

     Directors are currently elected for terms expiring at the next annual meeting of the shareholders and until their successors are elected and qualified. In the event the number of directors is increased to six or more, the Company's Articles of Incorporation provide that the directors are then to be divided into three groups or classes, and elected to staggered terms of three years expiring at the third succeeding annual meeting. The directors nominated for re-election at the 2001 Annual Meeting are as follows:

                                     Other positions                 Director
Name                     Age        with the Company                   since
----                     ---        ----------------                 ---------

John L. Larsen            69       Chairman of the Board,              1974
                                   CEO, Vice President
                                   (a)(b)(c)

Max T. Evans              76       President and Chief                 1970
                                   Operations Officer (a)(c)

Daniel P. Svilar          72       Secretary(a)                        1980

Michael D. Zwickl         54       Assistant Secretary (b)             1984

Kathleen R. Martin        47       (b)                                 1989


     (a)  Member of the executive committee.
     (b)  Member of the audit committee.
     (c)  Trustee of the USE Employee Stock Ownership Plan (the "ESOP").

     Executive officers of the Company are elected by the Board at annual directors' meetings, which follow each Annual Shareholders' Meeting, to serve until the officer's successor has been duly elected and qualified, or until death, resignation or removal by the Board.

BUSINESS EXPERIENCE AND OTHER DIRECTORSHIPS OF DIRECTORS AND NOMINEES.

     JOHN L. LARSEN has been principally employed as an officer and director of the Company and U.S. Energy Corp. ("USE") for more than the past five years. He is also a director of USE's affiliate Northwest Gold, Inc. (NWG"). USE and NWG have registered equity securities under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Larsen is Chief Executive Officer and Chairman of the board of directors of Plateau Resources, Limited and of Sutter Gold Mining Company, a director of Yellow Stone Fuels Corp., and Chairman of the Board of Rocky Mountain Gas, Inc.

     MAX T. EVANS has been President of the Company and Secretary for USE for more than the past five years. Mr. Evans had been a director of USE for more than the past five years, prior to April 17, 1997. He is also an officer and director of Plateau. He serves at the will of each board of directors. There are no understandings between Mr. Evans and any other person pursuant to which he was named as an officer. He has no family relationships with any of the other executive officers or directors of USE or Crested. During the past five years, Mr. Evans has not been involved in any Reg. S-K Item 401(d) proceeding.

     DANIEL P. SVILAR has been General Counsel for Crested and USE for more than the past five years. He also has served as Secretary and a director of Crested, Assistant Secretary of USE, and is an officer of

Plateau and SGMC. His positions of General Counsel to, and as officers of the companies, are at the will of each board of directors. There are no understandings between Mr. Svilar and any other person pursuant to which he was named as officer or General Counsel. He has no family relationships with any of the other executive officers or directors of USE or Crested, except his nephew Nick Bebout is a USE director. During the past five years, Mr. Svilar has not been involved in any Reg. S-K Item 401(d) proceeding.

     MICHAEL D. ZWICKL has been engaged in the private practice of law at Casper, Wyoming for more than the past five years. Mr. Zwickl received a B.S.M.E. degree from the University of Wyoming in 1969. He received a J.D. degree from the University of Wyoming in 1975 and was admitted to the practice of law in Wyoming during that year. Mr. Zwickl is director and president of NUPEC Resources, Inc. which has registered equity securities under the Exchange Act.

     KATHLEEN R. MARTIN has been a licensed real estate broker and part owner of Wind River Realty Co., a real estate brokerage firm in Riverton, Wyoming, for more than the past five years.

SECURITY OWNERSHIP OF NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of October 5, 2001, the shares of Common Stock, and the $.01 par value common stock of the Company's parent, USE, held by each director and nominee, and by all officers and directors as a group. Unless otherwise noted, the listed record holder exercises sole voting and dispositive powers over the shares reported as beneficially owned, excluding the shares subject to forfeiture and those held in ESOP accounts established for the employee's benefit. Dispositive powers over the forfeitable shares is shared by the Company's Board of Directors, while the ESOP Trustees exercise dispositive powers over all ESOP shares. It should be noted that voting and dispositive powers for certain shares are shared by two or more of the listed holders. Such shares are reported opposite each holder having a shared interest therein, but are only included once in the shareholdings of the group presented in the table.

                                 Company Common Stock                            USE Common Stock
                           -----------------------------------          ----------------------------------
                                Amount and             Percent               Amount and            Percent
                                 Nature of               of                   Nature of              of
                           Beneficial Ownership       Class(1)          Beneficial Ownership      Class(1)
                           --------------------       --------          --------------------      --------

John L. Larsen                 12,199,733(2)            71.4%                2,338,606(9)           23.1%

Max T. Evans                      214,235(3)             1.3%               1,386,793(10)           14.3%

Daniel P. Svilar                  231,850(4)             1.4%                 962,672(11)            9.7%

Michael D. Zwickl                 125,445(5)             *                    569,428(12)            5.9%

Kathleen R. Martin                123,335(6)             *                    512,359(13)            5.3%

R. Scott Lorimer                   15,000(7)             *                    331,811(14)            3.4%

All officers and
directors as a
group (six persons)            12,774,599(8)            74.8%               3,378,463(15)           31.5%


----------

     *  Less than one percent


                                        6




     (1) Percent of class is computed by dividing the number of shares beneficially owned plus any options held by the reporting person or group, by the number of shares outstanding plus the shares underlying options held by that person or group.

     (2) See the footnotes for this person to the table presented under the heading "Principal Holders of Voting Securities."

     (3) Consists of 139,236 directly held shares over which Mr. Evans exercises sole voting and dispositive powers, 60,000 shares held by Plateau, with respect to which shared voting and dispositive powers are exercised as a director with the other directors of Plateau and 15,000 shares held by employees subject to forfeiture, over which Mr. Evans exercises shared dispositive powers with the remaining Crested directors.

     (4) Consists of 216,850 directly held shares, over which Mr. Svilar exercises sole voting and dispositive powers, and 15,000 shares held by employees subject to forfeiture, over which Mr. Svilar exercises shared dispositive powers with the remaining Crested directors.

     (5) Consists of 110,445 directly held shares over which Mr. Zwickl exercises sole voting and dispositive powers, and 15,000 shares held by employees which are subject to forfeiture, over which Mr. Zwickl exercises shared dispositive power with the remaining directors of Crested.

     (6) Consists of 108,335 directly held shares over which Mrs. Martin exercises sole voting and dispositive powers and 15,000 shares held by employees which are subject to forfeiture, over which Mrs. Martin exercises shared dispositive power with the remaining directors of Crested.

     (7) Consists of 15,000 shares subject to forfeiture over which Mr. Lorimer exercises sole voting power. Crested directors exercise shared dispositive powers over such shares.

     (8) Includes 589,866 shares over which various members of the group exercise sole voting powers, 574,866 shares over which they exercise sole dispositive powers, and 12,184,733 shares over which various members of the group exercise shared voting powers, and 12,199,733 shares over which various members exercise shared dispositive rights, including the 15,000 shares held by an employee which are subject to forfeiture.

     (9) Includes 243,663 directly owned shares, 106,000 shares held in joint tenancy with his wife, 497,000 shares underlying options, over which Mr. John L. Larsen exercises sole voting and dispositive powers. The directly owned shares include 27,500 shares gifted to his wife, that have remained in Mr. Larsen's name. Mr. Larsen also exercises sole voting powers over 42,732 shares held in the U.S. Energy Corp. Employee Stock Ownership Plan ("ESOP") account established for his benefit. Also includes shares over which shared voting and dispositive rights are exercised consisting of 155,811 shares held by the ESOP, which have not been allocated to accounts established for specific beneficiaries and shares held by corporations of which Mr. Larsen is a director consisting of 512,359 shares held by Crested, 125,556 shares held by Plateau, 100,000 shares held by SGMC, and 1,581 shares held by NWG. Shared dispositive powers are also exercised over the ESOP shares allocated to participant accounts and 52,500 USE shares held by employees of USE and a USE non-employee director, which are subject to forfeiture. Mr. Larsen shares voting powers over the unallocated ESOP shares and dispositive powers over all ESOP shares in his capacity as an ESOP Trustee with the other ESOP Trustees. He shares voting and dispositive power over the other listed shares with the other directors of those corporations. The shares listed under "Total Beneficial Ownership" also include 109,426 shares beneficially held by Mr. Larsen which are subject to forfeiture. USE's non-employee directors exercise shared voting and dispositive powers over such shares. The shares shown as beneficially owned by Mr. Larsen do not include 42,350 shares owned directly by his wife, who exercises the sole investment and voting powers over those shares.

                                        7




     (10) Includes 5,158 directly owned shares, 38,973 shares held in joint tenancy with his wife, 15,740 shares held in an Individual Retirement Account ("IRA") for his benefit and 107,200 shares underlying options, over which Mr. Evans exercises sole voting and dispositive powers. Mr. Evans exercises shared voting and dispositive rights over the shares held by Crested, Plateau and the unallocated ESOP shares, with the remaining directors of those companies and the ESOP Trustees. He also exercises shared dispositive rights over ESOP shares allocated to participants accounts with the other ESOP Trustees. The shares listed under "Total Beneficial Ownership" also include 66,286 shares beneficially held by Mr. Evans which are subject to forfeiture. USE's non-employee directors exercise shared voting and dispositive powers over such shares.

     (11) Includes 50,030 directly owned shares, 8,375 shares held in joint tenancy with his wife, 1,000 shares held as custodian for his minor child under the Wyoming Uniform Transfers to Minors Act (the Minor's shares), 37,158 shares held in an IRA established for Mr. Svilar's benefit, and 262,900 shares underlying options, over which Mr. Svilar exercises sole voting and dispositive powers. Also includes shares over which he exercises shared voting and dispositive rights consisting of the 512,359 shares held by Crested as a director of Crested with the other directors of Crested. The shares listed under "Total Beneficial Ownership" also include 85,850 shares beneficially held by Mr. Svilar which are subject to forfeiture. USE's non-employee directors exercise shared voting and dispositive powers over such shares.

     (12) Consists of 3,444 shares held in an IRA established for his benefit and 53,625 shares held by two limited partnerships, over which Mr. Zwickl exercises sole voting and dispositive powers. He is the sole officer and director of the corporate general partner of those partnerships. Also includes the 512,359 shares held by Crested. As a director of Crested, Mr. Zwickl exercises shared voting and dispositive powers with the other Crested directors.

     (13) Consists of the USE shares held by the Company over which Mrs. Martin shares voting and dispositive powers with the other Company directors. The listed shares do not include 220 shares held directly by Mrs. Martin's husband, who exercises sole voting and dispositive powers over those shares.

     (14) Consists of 15,285 directly held shares, 32,693 shares held in the ESOP account established for his benefit, and 226,600 shares underlying options, over which he exercises sole voting rights. Mr. Lorimer exercises sole dispositive powers over his directly held shares and the shares underlying his options. The shares listed under "Total Beneficial Ownership" also include 57,233 shares beneficially held by Mr. Lorimer which are subject to forfeiture. USE's non-employee directors exercise shared voting and dispositive powers over such shares.

     (15) Members of the group exercise sole voting rights with respect to 1,783,876 shares, including 1,093,700 shares underlying options. Various group members exercise sole dispositive powers over 1,524,051 shares. They exercise shared voting powers over 975,307 shares, and share dispositive rights over 1,387,517 shares.

     Each director of the Company beneficially holds 5,000,000 shares of Four Nines Gold, Inc. ("FNG") stock held by the Company, and 5,000,000 shares held by USECC Joint Venture ("USECC") over which they exercise shared voting and dispositive powers as Company directors. Those shares represent 2% of the outstanding shares of FNG. John L. Larsen beneficially holds 272,500,000 shares of the common stock of FNG, representing 54.4% of its outstanding shares. Mr. Larsen's FNG shares include 7,500,000 directly- owned shares, 255,000,000 shares held by USE, 5,000,000 shares held by the Company and the 5,000,000 shares held by USECC, over which he shares voting and dispositive powers with the remaining directors of USE and the Company, respectively. Daniel P. Svilar beneficially owns 14,000,000 shares of the common stock of FNG, representing 2.8% of that class. Mr. Svilar's FNG holdings include 4,000,000 shares held directly in joint tenancy with other family members, the 5,000,000 shares held by the Company and the 5,000,000 shares held by USECC. Harold F. Herron holds 265,000,000 shares of the common stock of FNG, representing 52.9%, respectively, of those classes. Mr. Herron's FNG shares include 5,000,000 directly- owned shares, the shares held by USE and USECC. Mr. Evans' wife holds 3,000,000 shares of the common stock of FNG, providing him with beneficial ownership of 13,000,000 shares of FNG's common stock, or 2.6% of the shares of that class. He exercises shared voting and dispositive rights over the FNG shares held by the Company and USECC, in his capacity as director of the Company. None of the other directors or officers of the Company beneficially hold any other shares of stock of FNG. All executive officers and directors of the Company as a group (six persons) beneficially hold 284,500,000 shares of the stock of FNG, representing 56.8% of the outstanding shares of that company.

     The Company has conducted a review of Forms 3, 4 and 5 (as amended) and certain written representations of persons filing reports with the SEC under
Section 16(a) of the Exchange Act. Based solely upon a review of those reports and written representations, the Company believes no director, executive officer, beneficial owner of more than ten percent of the Common Stock or other person who was otherwise subject to Section 16, failed to file such reports on a timely basis for the year ended May 31, 2001.

INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following information is provided pursuant to Item 401 of Reg. S-K, regarding the only executive officer of the Company who is not also a director.

     ROBERT SCOTT LORIMER, age 50, has been Controller and Chief Accounting Officer for both USE and Crested for more than the past five years. Mr. Lorimer also has been Chief Financial Officer for both these companies since May 25, 1991, their Treasurer since December 14, 1990, and Vice President Finance since April 1998. He serves at the will of each board of directors. There are no understandings between Mr. Lorimer and any other person, pursuant to which he was named as an officer, and he has no family relationship with any of the other executive officers or directors of USE or Crested. During the past five years, he has not been involved in any Reg. S-K Item 401(f) listed proceeding.

                             EXECUTIVE COMPENSATION

     Under a Management Agreement dated August 1, 1981, USE and Crested share certain general and administrative expenses, including compensation of the officers and directors of the companies (but excluding directors' fees) which have been paid through the USECC Joint Venture ("USECC"). Substantially all the work efforts of the officers of USE and Crested are devoted to the business of both companies.

     All USECC personnel are Company employees, in order to utilize the company's ESOP as an employee benefit mechanism. The Company charges USECC for the direct and indirect costs of its employees for time spent on USECC matters, and USECC charges one-half of that amount to each of Crested and USE.

     The following table sets forth the compensation paid to the USE Chief Executive Officer, and those of the four most highly compensated USE executive officers who were paid more than $100,000 cash in any of the three fiscal years ended May 31, 2001. The table includes compensation paid such persons by Crested and USE for 1999, 2000 and 2001 for such persons' services to those companies and their subsidiaries.

                                                   SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                           ---------------------------------------
                                              Annual Compensation                    Awards             Payouts
                                   -------------------------------------------------------------------------------
(a)                      (b)         (c)            (d)          (e)            (f)           (g)          (h)          (i)
                                                                Other
Name                                                           Annual       Restricted                               All Other
and                                                            Compen-         Stock                      LTIP        Compen-
Principal                                                      sation        Award(s)      Options/      Payouts      sation
Position                Year      Salary($)      Bonus($)        ($)            ($)         SARs(#)        ($)        ($)(1)
--------------------------------------------------------------------------------------------------------------------------------
John L. Larsen          2001      $157,300      $  -0-        $  -0-      $ 107,000(5)     $  -0-        $  -0-      $  -0-
 CEO and                2000       159,500         -0-          22,600       60,000(2)        -0-           -0-        15,879
 Chairman               1999       166,700        85,000(3)      -0-         80,000(3)        -0-           -0-        16,000

Keith G. Larsen         2001      $157,500      $  -0-        $  -0-      $   -0-          $  -0-        $  -0-      $  -0-
 President              2000        97,800         -0-          11,700        -0-             -0-           -0-        11,433
 and COO                1999       105,500        46,000(3)      -0-          -0-             -0-           -0-        15,100

Daniel P. Svilar        2001      $144,400      $  -0-        $  -0-      $  80,250(2)     $  -0-        $  -0-      $  -0-
 General Counsel        2000       150,900         -0-           7,800       45,000(2)        -0-           -0-        13,623
 and Assistant          1999       132,700       459,400(3)      -0-         60,000(2)        -0-           -0-        16,000
 Secretary

Harold F. Herron        2001      $137,200      $  -0-        $  -0-      $  53,500(2)     $  -0-        $  -0-      $  -0-
 Sr. Vice President     2000       128,400         -0-           3,600       30,000(2)        -0-           -0-        13,782
                        1999       112,800         -0-           -0-         40,000(2)        -0-           -0-        11,300

R. Scott Lorimer        2001      $140,900      $  -0-        $  -0-      $  53,500(2)     $  -0-        $  -0-      $  -0-
 Treasurer              2000       144,900         -0-          10,100       30,000(2)        -0-           -0-        15,990
 and CFO                1999       134,100       459,000(3)      -0-         40,000(2)        -0-           -0-        16,000

----------

(1) Dollar values for ESOP contributions and 401K matching contributions.

(2) Includes shares issued under the 1996 stock award program multiplied by $3.00, $4.00 and $5.35 (the closing bid price on the issue dates in 1999, 2000 and 2001). These shares are subject to forfeiture on termination of employment, except for retirement, death or disability.

(3) Includes cash bonuses of $50,000,  $25,000, $125,000 and $125,000 to Messrs.
John L. Larsen, Keith G. Larsen, Daniel P. Svilar and R. Scott Lorimer, respectively. Also includes stock bonuses of 50,000 restricted shares of the Company's Common Stock each to Mr. Svilar and Mr. Lorimer, at $2.94 per share, the closing bid price of at the time of receipt. These bonuses were issued as compensation for the extraordinary amount of work beyond the normal work load of these individuals in the litigation with Nukem, Inc. The board of directors authorized the payment of taxes on these bonuses.

EXECUTIVE COMPENSATION PLANS AND EMPLOYMENT AGREEMENTS

     USE has adopted a plan to pay the estates of Messrs. J. Larsen, Evans and Svilar amounts equivalent to the salaries they are receiving at the time of their death, for a period of one year after death, and reduced amounts for up to five years thereafter. The amounts to be paid in such subsequent years have not yet been established, but would be established by the boards of directors of USE and Crested.

     Mr. Svilar has an employment agreement with USE and Crested, which provides for an annual salary in excess of $100,000, with the condition that Mr. Svilar pay an unspecified amount of expenses incurred by him on behalf of the Company, USE and its affiliates. In the event Mr. Svilar's employment is involuntarily terminated, he is to receive an amount equal to the salary he was being paid at termination, for a year. If he should voluntarily terminate his employment, USE and Crested will pay him that salary for nine months thereafter. The foregoing is in addition to Mr. Svilar's Executive Severance and Non-Compete Agreement with the Company (see below).

     In fiscal 1992, the Company signed Executive Severance and Non-Compete Agreements with Messrs. John L. Larsen, Evans, Svilar and Lorimer, providing for payment to such person upon termination of his employment with the Company, occurring within three years after a change in control of the Company, of an amount equal to (i) severance pay in an amount equal to three times the average annual compensation over the prior five taxable years ending before change in control, (ii) legal fees and expenses incurred by such persons as a result of termination, and (iii) the difference between market value of securities issuable on exercise of vested options to purchase securities in USE, and the options' exercise price. These Agreements also provide that for the three years following termination, the terminated individual will not compete with USE in most of the western United States in regards to exploration and development activities for uranium, molybdenum, silver or gold. For such non-compete covenant, such persons will be paid monthly over a three year period an agreed amount for the value of such covenants. These Agreements are intended to benefit the Company's shareholders, by enabling such persons to negotiate with a hostile takeover offeror and assist the board of directors concerning the fairness of a takeover, without the distraction of possible tenure insecurity following a change in control. As of this proxy statement, the Company is unaware of any proposed hostile takeover.

     USE and Crested provide all of their employees with certain forms of insurance coverage, including life and health insurance. The health insurance plan does not discriminate in favor of executive employees; life insurance of $50,000 is provided to each member of upper management (which includes all persons in the compensation table), $25,000 of such coverage is provided to middle-management employees, and $15,000 of such coverage is provided to other employees.

     EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP"). An ESOP has been adopted to encourage ownership of the common stock by employees, and to provide a source of retirement income to them. The ESOP is a combination stock bonus plan and money purchase pension plan. It is expected that the ESOP will continue to invest primarily in the common stock of USE. Messrs. John L. Larsen and Max T. Evans (and Harold F. Herron, an officer and director of USE) are the trustees of the ESOP.

     Contributions to the stock bonus plan portion of the ESOP are discretionary and are limited to a maximum of 15% of the covered employees' compensation for each year ended May 31. Contributions to the money purchase portion of the ESOP are mandatory (fixed at ten percent of the compensation of covered employees for each year), are not dependent upon profits or the presence of accumulated earnings, and may be made in cash or shares of USE's common stock.

     USE made a contribution of 53,837 shares to the ESOP for fiscal 2001, all of which were contributed under the money purchase pension plan. At the time the shares were contributed, the market price was $5.35 per share, for a total contribution with a market value of $288,022 (which has been funded by USE ). USE and Crested each are responsible for one-half of that amount, and Crested currently owes its one-half to USE. 14,611 of the shares were allocated to the ESOP accounts of the executive officers. Additionally, 4,651 shares were allocated to the ESOP accounts of the executive officers from ESOP shares forfeited by terminated employees who were not fully vested.

     Employee interests in the ESOP are earned pursuant to a seven year vesting schedule; after three years of service, the employee is vested to 20% of the ESOP account, and thereafter at 20% per year. Any portion which is not vested is forfeited upon termination of employment, other than by retirement, disability, or death.

     The maximum loan outstanding during fiscal 2001 under a loan arrangement between USE and the ESOP was $1,014,300 at May 31, 2001 for loans made in fiscal 1992 and 1991. Interest owed by the ESOP was not booked by USE. Crested pays one-half of the amounts contributed to the ESOP by USE. Because the loans are expected to be repaid by contributions to the ESOP, Crested may be considered to indirectly owe one-half of the loan amounts to USE. The loan was reduced by $183,785 plus interest of $168,574.84 through the contribution of shares by the ESOP to the ESOP in 1996. There was no similar reduction, however, for fiscal 1997, 1998, 1999, 2000 or 2001.

     INCENTIVE STOCK OPTION PLAN. USE has an incentive stock option plan ("ISOP"), reserving an aggregate of 2,750,000 shares of common stock for issuance upon exercise of options granted thereunder. Awards under the plan are made by the compensation committee of USE and ratified by the USE board of directors.

     Options expire no later than ten years from the date of grant, and upon termination of employment for cause. Subject to the ten year maximum period, upon termination, unless terminated for cause, options are exercisable for three months or in the case of retirement, disability or death, for one year.

     In fiscal 2001, options on 1,499,000 shares were granted, and previously granted options on 118,703 shares were exercised as of May 31, 2001. After May 31, 2001, an additional 140,049 shares were purchased on exercise of previously granted options.

OPTION GRANTS TO EXECUTIVE OFFICERS OF USE IN 2001 (QUALIFIED AND NONQUALIFIED)

                                               PERCENT
                          NUMBER OF            OF ALL OPTIONS
                          SHARES UNDER-        GRANTED TO
                          LYING OPTIONS        EMPLOYEES          EXERCISE        EXPIRATION     GRANT DATE
NAME                      GRANTED              IN 2001            PRICE           DATE           PRES. VALUE(1)

John L. Larsen               184,400            12.3%              $2.69           01/09/11      $   337,452
Keith G. Larsen              309,400            20.6%              $2.69           01/09/11      $   566,202
Harold F. Herron              96,900             6.5%              $2.69           01/09/11      $   177,327
Daniel P. Svilar             121,900             8.1%              $2.69           01/09/11      $   223,077
R. Scott Lorimer             121,900             8.1%              $2.69           01/09/11      $   223,077

(1)The Black-Scholes option-pricing model was used to determine the grant date present value of the stock options that were granted to the named officer. The following facts and assumptions were used in making this calculation: An exercise price of $2.69 per share, which was equal to the market value of the stock on the grant date; a zero dividend yield; expected volatility of 73.1%; risk-free interest rate of 4.29%, and an expected life of 10 years.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     The following table shows unexercised options, how much thereof were exercisable, and the dollar values for in-the-money options, at May 31, 2001 (closing sale price on that date was $6.00).

      (a)                          (b)              (c)                     (d)                        (e)
                                                                                                    Value of
                                                                         Number of                 Unexercised
                                                                        Unexercised               In-the-Money
                                                                      Options/SARs at            Options/SARs at
                                 Shares                                   FY-End                    FY-End
                                Acquired           Value               Exercisable/                Exercisable
Name                         on Exercise (#)    Realized($)            Unexercisable              Unexercisable
----                         ---------------    -----------            -------------              -------------

John L. Larsen,                    -0-              -0-                   177,718                 $710,872 (1)
     CEO                                                                exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   100,100                 $310,310 (2)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   34,782                  $108,694 (3)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   184,400                 $663,840 (4)
                                                                        exercisable              exercisable and
                                                                                                   unexercised


Keith G. Larsen                    -0-              -0-                   52,718                  $210,872 (1)
     President                                                          exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   34,782                  $108,694 (3)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   309,400                $1,113,840 (4)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

Max T. Evans,                      -0-              -0-                   57,200                  $177,320 (2)
     Secretary                                                          exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   50,000                  $156,250 (3)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

      (a)                          (b)              (c)                     (d)                        (e)
                                                                                                    Value of
                                                                         Number of                 Unexercised
                                                                        Unexercised               In-the-Money
                                                                      Options/SARs at            Options/SARs at
                                 Shares                                 FY-End (#)                  FY-End($)
                                Acquired           Value               Exercisable/                Exercisable
Name                         on Exercise (#)    Realized($)            Unexercisable              Unexercisable
----                         ---------------    -----------            -------------              -------------


Harold F. Herron,                11,000         $34,100 (2)               40,218                  $160,872 (1)
     Sr. Vice President                                                 exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   34,782                  $108,694 (3)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   96,900                  $348,840 (4)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

Daniel P. Svilar                   -0-              -0-                   40,218                  $160,872 (1)
     Assistant Secretary                                                exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   66,000                  $204,600 (2)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   34,782                  $108,694 (3)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   121,900                 $438,840 (4)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

      (a)                          (b)              (c)                     (d)                        (e)
                                                                                                    Value of
                                                                         Number of                 Unexercised
                                                                        Unexercised               In-the-Money
                                                                      Options/SARs at            Options/SARs at
                                 Shares                                 FY-End (#)                  FY-End($)
                                Acquired           Value               Exercisable/                Exercisable
Name                         on Exercise (#)    Realized($)            Unexercisable              Unexercisable
----                         ---------------    -----------            -------------              -------------


R. Scott Lorimer                   -0-              -0-                   40,218                  $160,872 (1)
     Treasurer                                                          exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   34,782                  $108,694 (3)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   121,900                 $438,840 (4)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

                                   -0-              -0-                   29,700                   $96,525 (5)
                                                                        exercisable              exercisable and
                                                                                                   unexercised

(1) Equal to $6.00, the closing bid on last trading day in FY 2001, less $2.00 per share option exercise price, multiplied by all shares exercisable.

(2) Equal to $6.00, the closing bid on last trading day in FY 2001, less $2.90 per share option exercise price, multiplied by all shares exercisable.

(3) Equal to $6.00, the closing bid on last trading day in FY 2001, less $2.875 per share option exercise price, multiplied by all shares exercisable.

(4) Equal to $6.00, the closing bid on last trading day in FY 2001, less $2.40 per share option exercise price, multiplied by all shares exercisable.

(5) Equal to $6.00, the closing bid on last trading day in FY 2001, less $2.75 per share option exercise price, multiplied by all shares exercisable.

     1996 STOCK AWARD PROGRAM. Since 1996 USE has had an annual incentive compensation arrangement for the issuance of up to 67,000 shares of common stock each year (from 1997 through 2002) to executive officers of USE, in amounts determined each year based on earnings of USE for the prior fiscal.

     Shares are issued annually, but each officer to whom shares are to be issued must be employed by USE as of the issue date of the grant year, and USE must have been profitable in the preceding fiscal year. The officers receive up to an aggregate total of 67,000 shares per year for the years 1997 through 2002, although if in prior years, starting in 1997, fewer than 67,000 shares are awarded in any year, the unissued balance of the 67,000 share maximum would be available for issue in subsequent years (through 2007). One- half of the compensation expense under the Program is the responsibility of Crested. The board of directors of USE determines the date each year when shares are to be issued.

     Each allocation of shares is issued in the name of the officer, and earns out (vests) over 5 years, at the rate of 20% as of May 31 of each year following the date of issue. However, none of the vested shares become available to or come under the control of the officer until termination of employment by retirement, death or disability. Upon termination, the share certificates will be released to the officer; until termination, the certificates are held by the Treasurer of USE. Voting rights are exercised over the shares by the non-employee directors of USE; dividends or other distributions with respect to the shares will be held by the Treasurer for the benefit of the officers.

     The number of shares to be awarded each year out of such 67,000 shares aggregate limit is determined by the USE compensation committee, based on criteria including USE's earnings per share for the prior fiscal year. Other factors may be taken into consideration by the compensation committee. The total shares issued are divided among the officers based on the following percentages:
John L. Larsen 29.85%, Daniel P. Svilar 22.39%, Max T. Evans 17.91%, Harold F. Herron 14.93% and R. Scott Lorimer 14.93%. For fiscal 2001, the compensation committee awarded 67,000 shares to the officers, based on the revenues of USE for that year.

     The 1996 Stock Award Program expires in 2002 (2007 for the 52,842 unissued shares). USE is proposing a 2001 Stock Compensation Plan be approved at its December 2001 annual meeting of shareholders. Except for the unissued shares under the current Program, if the 2001 Stock Compensation Plan is approved at the USE meeting it will be the sole mechanism for compensating management with stock. Options will, however, be granted to management and others in fiscal 2002, and may also be granted in future years to management, under a new ISOP, also being proposed for approval at the USE annual meeting.

DIRECTORS' FEES AND OTHER COMPENSATION

     The Company pays non-employee directors a fee of $150 per meeting attended. All directors are reimbursed for expenses incurred with attending meetings.

     Non-employee directors are compensated for services with $400 per month, payable each year by the issue of shares of Crested Common Stock based on the closing stock market price as of January 15. In 2001, 40,000 shares were issued to non-employee directors for service in 2000.

     A Management Cost Apportionment Committee was established by USE and the Company in 1982, for the purpose of reviewing the apportionment of costs between USE and the Company. John L Larsen, Scott Lorimer and Max Evans are members of this Committee. The Committee had no meetings during fiscal 2001.

     The Board did not appoint nominating or compensation committees during fiscal year ended May 31, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     FAMILY EMPLOYMENT. Three of John L. Larsen's sons, three sons-in-law and one grandson are employed by the company or subsidiaries. Collectively, Mr. Larsen and these family members received $901,500 in total gross cash compensation for services in fiscal 2001.

     TRANSACTIONS INVOLVING USECC AND CRESTED. USE and Crested conduct most activities through their equally-owned joint venture USECC. From time to time USE and Crested advance funds to or make payments on behalf of USECC, which create intercompany debt. The party extending funds is subsequently reimbursed by the other venturer. USE had a note receivable of $5,704,200 from Crested at May 31, 2001. During fiscal 2001, the debt was reduced by $3,000,000, by Crested issuing another 6,666,666 shares of its common stock to USE, which increased USE's ownership of Crested to 70.5%.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Grant Thornton LLP, certified public accountants, audited our financial statements for the fiscal year ending May 31, 2001. The audit committee has recommended that the board retain this auditing firm for year 2002.

     Grant Thornton billed us the following fees in fiscal 2001:

     Audit Fees:  $15,000

     Financial Information Systems Design and Implementation Fees: $ -0-

     All Other Fees:  $1,400*

     * For review of third quarter financial information filed with the Securities and Exchange Commission on Form 10-Q, pursuant to review requirements imposed by the Commission. No other fees were paid to Grant Thornton LLP as they were not retained until the fourth fiscal quarter in 2001.

     The audit committee of the board of directors considers the provision of services described above to be compatible with Grant Thornton's independence.

     A representative of Grant Thornton LLP will be present at the meeting in person or by telephone to respond to appropriate questions, and will be provided the opportunity to make a statement at the meeting. There have been no disagreements between the company and Grant Thornton LLP, or Arthur Andersen LLP (who audited our financial statements in prior years), concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which were not resolved to the satisfaction of those firms. For information on the change of audit firms, see the Annual Report on Form 10-K filed with the Securities and Exchange Commission in August 2001.

                          ANNUAL REPORT TO SHAREHOLDERS

     A copy of the 2001 Annual Report to Shareholders, including financial statements, has been forwarded to all record shareholders entitled to vote at the Meeting. If any recipient of this Proxy Statement has not received a copy of that Annual Report, please notify Daniel P. Svilar, 877 North 8th West, Riverton, WY 82501, telephone (307) 856-9271, and the Company will send a copy.

                                  OTHER MATTERS

     The Board does not know of any other matters which may properly come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the appointees named in the enclosed form of Proxy to vote said Proxy in accordance with their best judgment on such matters.

     Your cooperation in giving these matters your immediate attention, and in returning your Proxy promptly, will be appreciated.

                                            By  Order  of  the
                                            Board of Directors
                                            CRESTED CORP.



                                            DANIEL P. SVILAR, Secretary

Dated: October 5, 2001

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



PROXY                              CRESTED CORP.                           PROXY

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned shareholder of Crested Corp. (the "Company") in the amount noted below, hereby constitutes and appoints Messrs. John L. Larsen and Daniel P. Svilar, or either of them with full power of substitution, as attorneys and proxies, to appear, attend and vote all of the shares of stock standing in the name of the undersigned at the Annual Meeting of the Company's shareholders to be held at the Company's offices on Friday, December 7, 2001 at 11:00 a.m., local time, or at any adjournments thereof upon the following:

         (INSTRUCTION:  Mark only one box as to each item.)

1.  Election of Directors:

    _ FOR the nominees listed below          _ AGAINST the nominees listed below
                                    _ ABSTAIN

         John L. Larsen           Max T. Evans        Daniel P. Svilar
               Michael D. Zwickl             Kathleen R. Martin

     (TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, DRAW A LINE THROUGH THE NAME OF THAT NOMINEE.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.


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


PROXY                              CRESTED CORP.                           PROXY

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS. WHERE NO VOTE IS SPECIFIED, THE PROXYHOLDER WILL CAST VOTES FOR THE ELECTION OF MANAGEMENT'S NOMINEES AND, IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

     Sign your name exactly as it appears on the mailing label below. It is important to return this Proxy properly signed in order to exercise your right to vote, if you do not attend in person. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer, etc., indicate full title as such.

                                  ----------------------------------------------
                                  (Sign on this line - joint holders may
                                  sign appropriately)

                                  ---------------     --------------------------
                                  (Date)              (Number of Shares)
                                  PLEASE NOTE: Please sign, date and place this Proxy in the enclosed self-addressed, postage prepaid envelope and deposit it in the mail as soon as possible.
                                  Please check if you are planning to attend the meeting __

                                  If the address on the mailing label is not correct, please provide the correct address in the following space.

                                  ----------------------------------------------

                                  ----------------------------------------------


                                       20

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